innovus pharma

Corporate Presentation

November 2016

innovus pharma

(OTCQB: INNV)

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Overview

Innovus Pharma is an emerging leader in OTC and consumer products for men's and women's health, respiratory diseases and vitality. The Company generates revenues from its lead products:

- ✓ BTH® Testosterone Booster
- ✓ Zestra® for female arousal
- ✓ Zestra Glide®
- ✓ EjectDelay® for premature ejaculation
- ✓ Sensum+® to help with reduced penile sensitivity
- ✓ Vesele® for promoting sexual health
- ✓ BTH® Ketones
- ✓ BTH® Krill Oil
- ✓ BTH® Omega 3 Fish Oil
- ✓ RecalMax™ for promotion brain and cognitive health
- ✓ Androferti® (US and Canada supports overall male reproductive health and sperm quality
- ✓ BTH® Vision Formula
- ✓ BTH® Blood Sugar
- ✓ BTH® Colon Cleanse
- ✓ FlutiCare™ OTC for Allergic Rhinitis (pending U.S. FDA approval)



Vesele
EJECTDELAY
Zestra
BEYOND HUMAN
TESTOSTERONE BOOSTER
BEYOND HUMAN
OMEGA 3 FISH OIL EPA/DHA
RecalMax
BEYOND HUMAN
BLOOD SUGAR SUPPORT
GREEN COFFEE
GCBE
RASPBERRY KETONE
Colon Cleanse
Vision Formula
BEYOND HUMAN
Krill Oil
Sensum+

Key Metrics

Symbol:	INNV
Exchange:	OTC.QB
Recent Close	$0.29 (11/10/16)
52 Week Range	$0.06 - $0.66
Avg 3M Vol.	~1.2M
Shares Outstanding	106.1M
Market Cap	$30.8M(11/10/16)

Innovus Pharma

- Based in San Diego, Innovus Pharma is an emerging leader in OTC/Consumer care products in men's and women's health and respiratory diseases
- Generate revenues from sixteen commercial products on a worldwide basis.
- Achieved positive operating cash flow in 2Q 2016 and expect to be profitable for fiscal year 2017
- Grow by acquiring or in-licensing high value, revenue generating assets in men's and women's health and respiratory diseases

Commercial Portfolio

Men's Health Franchise

Product	Indication	Countries Marketed
EjectDelay®	Premature Ejaculation	US, Canada
Sensum+®	Increase in Penile Sensitivity	US, UK, Morocco
Vesele®	Increase in sexual and cognitive health	US, UK
Androferti®	Increase in sperm count and motility	US
BTH® Testosterone Booster	Male Vitality	US
RecalMax™	Brain Health	US

Commercial Portfolio

Women's Health Franchise

Product	Indication	Countries Marketed
Zestra®	Female Desire & Arousal	US, UK, Canada, Morocco, UAE
Zestra Glide®	Water Based Lubricant	US, Canada, MENA
Vesele®	Increase in Sexual & Cognitive Health	US, UK
RecalMax™	Brain Health	US

Drug Product Pipeline

Respiratory Franchise

Product	Indication	Status
FlutiCare™	Allergic Rhinitis	Awaiting FDA approval

innovus pharma

2016 US Anticipated Product Launches

Product	Indication	Timeline Expected
UriVarx™	Overactive Bladder and Urinary Incontinence	November 2016
Zestra®	Female Arousal and Desire	November 2016
Xyralid®	Hemorrhoids	December 2016/January 2017

innovus pharma

Target Markets

Target Markets

> $4B



Zestra
Vesele
BEYOND HUMAN
TESTOSTERONE BOOSTER
RecalMax
EJECTDELAY

Female Sexual Dysfunction

$1B

Premature Ejaculation
Reduced Penile Sensitivity
Testosterone Replacement
Urology

$1B

Allergic Rhinitis

$1B

Brain Health

$1B

innovus pharma

Commercialization Overview

> $500M IN POTENTIAL SALES MILESTONES


ORIMED PHARMA
DanaLife ApS
innovus pharma
EUROP
tramorgan
OZ biogenics
Towards Healthier Future
Sothema
KLAB
ELIS PHARMACEUTICALS
vation Pharm
lb resources
AFRICA
tabuk
BroadMed
SOUTH AMERICA
AUST

65 COUNTRIES

13 PARTNERS

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Science Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Robert E. Hoffman
EVP & CFO

Rauly Gutierrez
VP of Finance

Board of Directors

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Advisory Board

Hans Christinger

* Pharmacopeia · LIGAND · genzyme A SANOFI COMPANY · Pfizer · Abbott · Genentech IN BUSINESS FOR LIFE · Mitsubishi Tanabe Pharma · Arena · APRICUS BIO · Roche

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

2016 Accomplishments to Date

- ***42% Month over Month Revenue Growth Rate Since Beyond Human Acquisition***
- ***Q3 2016 Revenues Increased to $1.9M***
- ***YTD Revenues of $3.1M***
- ***Grew Pipeline to 16 Commercialized Products and 5 Pipeline Products***
  - ***Commercial*:** Zestra®, EjectDelay® , Sensum+®,Zestra Glide®, Vesele®, Androferti®, BTH® Testosterone, BTH® Vision, BTH® Blood Sugar, BTH® GCBE, BTH® Colon Cleans, BTH® Ketones, RecalMax™, BTH® Krill Oil, BTH® Omega 3 Fish Oil
  - ***Pipeline:*** Fluticare™ OTC (Fluticasone propionate NS - non-allergic rhinitis), Xyralid® (Lidocaine – hemorrhoids), Androvit®, Urocis® XR and UriVarx™
- ***Acquisition of Beyond Human Franchise***
  - Product sold over $1.3M in 2014 and over $2.2M in 2015.
  - Completed acquisition in March 2016
- ***In-licensed Urox® Formulation for Overactive Bladder and Urinary Incontinence***
  - Expect to launch under the name UriVarx™ in the US in November 2016
- ***Signed Ten Commercial Partnerships***
  - Ten commercial partnerships signed with over $500M in potential sales milestones plus royalties in 65 countries
- ***Strengthened our Financials***
  - Raised over $5M
  - Repaid all outstanding and due debt

Why Invest in Innovus?

Well Positioned for Rapid Growth with > $500M in Potential Sales Milestones

2016-Q3: $1.9M Revenues
2016 YTD: $3.1M Revenues
2017E: Profitability

innovus pharma

Strong Commercial Revenue Generating Product Pipelines

Experienced and Proven Management Team

Strong Intellectual Property and Clinical Data

Financial Snapshot

OTCQB: INNV



Net Revenues
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$735,717
$225,463
$1,019,520
$1,882,129
$5,000,000
$15,000,000
42% compounded month to month growth since Beyond Human acquisition
Net Revenues
FY 2015
Q1 2016
Q2 2016
Q3 2016
FY 2016 (Projected)
FY 2017 (Projected)

innovus pharma

Financial Snapshot

OTCQB: INNV


2016 Gross Margin by Quarter
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
46.7%
74.2%
82.4%
Gross Margins
Q1 2016
Q2 2016
Q3 2016

innovus pharma

FlutiCare™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis



DESIGN 2
A. BASE GRAPHIC FRONTAL VIEW
30" PDQ
NEW!
FlutiCare
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF WITHOUT A PRESCRIPTION
COUNTER DISPLAY
SKINNY TOWER



ORIGINAL PRESCRIPTION STRENGTH
FlutiCare
Fluticasone Propionate Nasal Spray, USP, 50 mcg
NASAL ALLERGY SYMPTOM RELIEVER
24 HR RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS
0.53 FL. OZ. (15.7 mL)

FlutiCare™

FlutiCare™ contains the Nasal Steroid Active that is Physician Recommended and Consumer Preferred

- ANDA filed by our manufacturer end of 2014 - Awaiting FDA Approval
- #1 form used and prescribed by patients[1]
- Engrained in patients' allergy management
- Effective and safe
- Expected launch 2017 pending FDA approval


NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
120 METERED SPRAYS
NET WEIGHT 16g

[1]Data for nasal steroids since 2007

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007*


>177M
2M



Only 2 million Flonase units dispensed since 2007*

- **FlutiCare™ product form firmly fixed in consumer minds**
- **Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent**
- **Expect to retain 15% of current prescription once OTC switch takes place**

* IMS Health Data

FlutiCare™ Commercial – US Plan

Innovus Pharma is well established as vendor of record

- Tier 1-85% of Allergy Category Sales

Walgreens
Walmart
Save money. Live better.
Kroger
CVS/pharmacy
AmerisourceBergen
McKESSON
CardinalHealth
RITE AID
TARGET

- Tier 2 - 15% of Allergy Category Sales

H-E-B
DELHAIZE
GIANT EAGLE
Ahold
SAFEWAY
Winn Dixie
SUPERVALU

innovus pharma

Why Invest in Innovus

- **Commercial-Stage Revenue Generating Company**
  - $1.9 million in revenues reported in Q3 2016
  - $3.1 million in revenues YTD
  - 16 commercial products in multiple high value markets
  - High value product pipeline targeting over $1 billion US market (Fluticare™ - Fluticasone propionate SP nasal spray, UriVarx™, Xyralid®)
- **High Growth & Revenues**
  - $5 million projected revenues for 2016 and $15 million for 2017 (excluding any revenue from FlutiCare™)
- **Multiple Near-Term Milestones**
  - FDA potential approval of FlutiCare™ ANDA
  - Two new product launches expected in late 2016/early 2017 (Xyralid® and UriVarx™) and one in 2017 (FlutiCare™)
  - Expecting profitability in 2017
- **Unique Business Strategy and Niche Market**
  - Robust BTH Direct to Consumer Sales & Marketing Platform (reaching 20 -30 million consumers/month)
  - Clinically-proven products with established sales channels
  - Leader in direct to consumer sales and marketing
- **Experienced and Proven Management Team**

Contact

Bassam Damaj, Ph.D.
President & CEO

Robert E. Hoffman
EVP & CFO

+1 858.964.5123
bdamaj@innovuspharma.com
rhoffman@innovuspharma.com

innovus pharma